Accrued expenses and other current liabilities (Tables)	12 Months Ended
Dec. 31, 2024
Accrued expenses and other current liabilities
Summary of accrued expenses and other current liabilities

	As of December 31,
	2023	2024
	RMB	RMB	US$ (Note 2(d))
Deposits from packaged-tour users (a)	10,386	10,223	1,401
Payable for business combination (Note 4)	4,100	—	—
Accrued liabilities related to customers incentive program	3,700	3,949	541
Accrued professional service fees	3,298	4,663	639
Accrued advertising expenses	15,885	11,960	1,639
Deposits received from suppliers	64,401	65,019	8,908
Accrued operating expenses	16,535	19,193	2,629
Advanced payment from banks (b)	14,085	11,608	1,590
Discounted bank acceptance notes (c)	179,000	180,000	24,660
Others	18,091	15,419	2,110
Total	329,481	322,034	44,117

(a) Deposits from packaged-tour users represent cash paid to the Group as a deposit for overseas tours, and such amount is refundable upon completion of the tours.

(b) Advanced payment from banks represent cash received by the Group for promotional and marketing campaigns. Banks participating in these campaigns would reimburse the Group for tours sold to their credit card holders at a specified discount. Such advanced payment is recognized as revenues when revenues from the related tour are recognized.

(c) Discounted bank acceptance notes represent cash received from financial institutions by discounting of bank acceptance notes issued between the Company’s subsidiaries, which are repayable within one year with interest ranging from 0.90% to 1.25%. The issuance of notes payable is collateralized by the Group’s bank deposits of RMB179,000 and RMB180,000 as of December 31, 2023 and 2024, respectively, which were recorded in short-term investments.